                                                                    Exhibit 4.1

NPO NUMBER                                                               SHARES
CA

   COMMON STOCK                                                 COMMON STOCK
                             ADVANCED AERODYNAMICS
                               & STRUCTURES, INC.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                                                             CUSIP 0075DB 10 7


This Certifies that







is the record holder of

          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK,
                       $.0001 PAR VALUE PER SHARE OF

                  ADVANCED AERODYNAMICS & STRUCTURES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

   Dated:

                                                   COUNTERSIGNED AND REGISTERED
                                                   AMERICAN STOCK TRANSFER
                                                    & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY

                                                   AUTHORIZED SIGNATURE


      [signature]                                     [signature]
SECRETARY AND EXECUTIVE      [SEAL]             CHAIRMAN AND CHIEF EXECUTIVE
   VICE PRESIDENT                                  OFFICER



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    The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM - as tenants in common                         UNIT GIFT MIN ACT - _________________Custodian________________
TEN ENT - as tenants by the entretles                                           (Cust)                    (Minor)
JT TEN  - as joint tenants with right of                                under Uniform Gifts to Minors
          survivorship and not as a tenant                              Act___________________________________________
          in common                                                                           (State)

                                                       UNIF TRF MIN ACT  - _______________Custodian (until age________)
                                                                             (Cust)

                                                                           ___________________Under Uniform Transfers
                                                                             (Minor)

                                                                          to Minors Act________________________________
                                                                                                  (State)

                         Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE




_______________________________________________________________________________________________________________________
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated_______________________________



                                                                 X ___________________________________________________


                                                                 X ___________________________________________________

                                                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                      CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THIS
                                                                      FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                      WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                      WHATEVER



SIGNATURE(S) GUARANTEED


BY_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTRUCTION, BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAMS. PURSUANT
TO S.E.C. RULE 17ad-15



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